UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2003

MICROSOFT CORPORATION

(Exact name of registrant as specified in charter)

Washington	0-14278	91-1144442
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Microsoft Way, Redmond, Washington	98052-6399
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 882-8080

N/A

(Former name or former address, if changed since last report)

Item 9.	Information Provided Under Item 12 (Results of Operations and Financial Condition)

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

On July 17, 2003, Microsoft Corporation issued a press release announcing its financial results for the fiscal quarter and year ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSOFT CORPORATION (Registrant)

Date:	July 17, 2003	/s/ JOHN G. CONNORS
John G. Connors Senior Vice President; Chief Financial Officer

3

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release, dated July 17, 2003, issued by Microsoft Corporation

4